Supplement to the

Fidelity® Balanced Fund
Fidelity Puritan® Fund

Funds of Fidelity Puritan Trust

Fidelity® Export and Multinational Fund

A Fund of Fidelity Summer Street Trust

Class K

STATEMENT OF ADDITIONAL INFORMATION

May 4, 2008

The following information replaces similar information found in the "Management Contracts" section on page 35.

Mr. Arani's bonus is based on several components. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Puritan Fund is based on the pre-tax investment performance of the portion of the equity investments of the fund he manages measured against the S&P 500 Index and the pre-tax investment performance of the fund within the LipperSM Balanced Objective.

KCOM8B-08-01 June 10, 2008
1.870397.100